EXHIBIT 10.3



                             STOCK OPTION AGREEMENT
                           (NONQUALIFIED STOCK OPTION)


OPTIONEE:               Isaac Yeffet

NUMBER OF SHARES:       1,000,000

OPTION EXERCISE PRICE:  $1.00 per Share

DATE OF GRANT:          July 1, 2002

EXERCISE TERM:          Six Years from the Date of Grant

VESTING  SCHEDULE:      The  option  will  vest as follows over the Exercise
                        Term:

                         Date  of  Grant               500,000  shares

                         Date  following  the  Measurement
                         Period  (as  defined  in  the
                         Consulting  Agreement  (as  defined
                         below))                       500,000  shares


     THIS OPTION AGREEMENT (the "AGREEMENT") is entered into effective as of the 12th day of July, 2002 by and between HIENERGY TECHNOLOGIES, INC. (formerly SLW Enterprises Inc.) (the "Company"), a Washington corporation, and the individual designated above (the "Optionee").

                                    RECITALS
                                    --------

     WHEREAS, a consulting agreement (the "Consulting Agreement") was executed between Yeffet Security Consultant, Inc. ("Yeffet"), a corporation solely owned by the Optionee, and HiEnergy Technologies, Inc., a Washington corporation, on July 12, 2002; and

     WHEREAS, through Yeffet the Optionee has agreed to perform valuable services for the Company;

Stock Option Agreement, Isaac Yeffet - Page 1
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NOW,  THEREFORE,  the  parties  agree  to  the  terms and conditions as follows:

1.     GRANT OF OPTION.

1.1     Option.  An option to purchase shares of the Company's Common Stock, par
        ------
     value $0.0001 per share, (the "Shares") is hereby granted to the Optionee (the "Option").

1.2     Number  of  Shares.  The number of Shares that the Optionee can purchase
        ------------------
upon  exercise  of  the  Option  is  set  forth  above.

1.3     Option  Exercise Price.  The price the Optionee must pay to exercise the
        ----------------------
Option  (the  "Option  Exercise  Price")  is  set  forth  above.

1.4     Date  of Grant.  The date the Option is granted (the "Date of Grant") is
        --------------
set  forth  above.

1.5     Type  of  Option.  The  Option  is  intended  to be a Nonqualified Stock
        ----------------
Option. It is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time, or any successor provision thereto.

1.6     Condition.  The  Option  is  conditioned  on the Optionee's execution of
        ---------
this Agreement. If this Agreement is not executed by the Optionee, it may be canceled by the Board.

2.     DURATION.

     The Option shall be exercisable to the extent and in the manner provided herein during the Exercise Term, which is set forth above; provided, however, that the Option may be earlier terminated as provided in Section 1.6 or Section 5 hereof or in the Consulting Agreement.

3.     VESTING.

     The Option shall vest, and may be exercised, with respect to the Shares, on or after the dates set forth above, subject to earlier termination of the Option as provided in Section 1.6 and Section 5 hereof. The right to purchase the Shares as they become vested shall be cumulative and shall continue during the Exercise Term unless sooner terminated as provided herein or in the Consulting Agreement.

4.     MANNER OF EXERCISE AND PAYMENT.

4.1 To exercise the Option, the Optionee must deliver a completed copy of the Option Exercise Form, attached hereto as Exhibit A, to the address indicated on such Form or such other address designated by the Company from time to time. Contemporaneously with the delivery of the Option Exercise Form, the

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Optionee  shall tender the Option Exercise Price to the Company, by cash, check, wire transfer or such other method of payment (e.g., delivery or attestation of Shares already owned) as may be acceptable to the Company. The Option may be exercised in whole or in part with respect to the vested Shares. Within thirty
(30) days of delivery of the Option Exercise Form and tender of the Option Exercise Price, the Company shall deliver certificates evidencing the Shares to the Optionee, duly endorsed for transfer to the Optionee, free and clear of all liens, security interests, pledges or other claims or charges.

4.2 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until
(i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

5.     TERMINATION.

5.1     Termination  Due  to  Death.  In  the event of the death of the Optionee
        ---------------------------
during the Term of the Consulting Agreement, any vested options shall terminate on the expiration date otherwise provided in this Agreement. Under these circumstances, the Option will be exercisable at any time prior to such termination by the Optionee's estate, or by such person or persons who have acquired the right to exercise the Option by bequest or by inheritance or by reason of the death of the Optionee. Any nonvested options shall terminate immediately upon the death of the Optionee.

5.2     Termination Due to Disability.  If the Optionee's status as a Consultant
        -----------------------------
is terminated at any time during the Term of the Consulting Agreement by reason of a disability (within the meaning of Section 22(e)(3) of the Code), any vested options shall terminate on the expiration date otherwise provided in this Agreement. Any nonvested options shall terminate immediately upon termination of the Optionee's status as a Consultant.

5.3     Termination  of  Consulting  Agreement  for  Other  Reasons.  If  the
        -----------------------------------------------------------
Optionee's status as a Consultant is terminated at any time after the grant of the Option for any reason other than death or disability, as provided in Sections 5.1 and 5.2, then any vested options shall terminate on the expiration date otherwise provided in this Agreement. Any nonvested options shall terminate immediately upon the effective date of termination of the Consulting Agreement.


6.     TRANSFERABILITY.

     The Optionee may transfer vested options in whole or in part, subject to the consent of the Company, which shall not be unreasonably withheld, delayed or conditioned; provided, however, that the Optionee shall, in the case of each

Stock Option Agreement, Isaac Yeffet - Page 3

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such  transfer,  provide  the  Company  with  an  opinion  of counsel reasonably acceptable to the Company (both as to substance and the competence of counsel) that such transfer may be accomplished in accordance with all applicable securities laws. Any transferee shall execute a writing in form and substance satisfactory to the Company and its counsel agreeing to be bound by the terms of this Agreement.

7.     RESTRICTIONS  ON  THE  OPTIONS;  RESTRICTIONS  ON  THE  SHARES.

     The Option, whether owned by the Optionee or his transferee, may not be exercised at any time unless, in the opinion of counsel for the Company, the issuance and sale of the Shares issued upon such exercise is exempt from registration under the Securities Act of 1933, as amended, or any other applicable federal or state securities law, rule or regulation, or the Shares have been duly registered under such laws. The Company shall not be required to register the Shares issuable upon the exercise of the Option under any such laws. Unless the Shares have been registered under all applicable laws, the Optionee (or his transferee, as the case may be) shall represent, warrant and agree, as a condition to the exercise of the Option, that the Shares are being purchased for investment only and without a view to any sale or distribution of such Shares and that such Shares shall not be transferred or disposed of in any manner without registration under such laws, unless it is the opinion of counsel for the Company that such a disposition is exempt from such registration. The Optionee (or his transferee, as the case may be) acknowledges that an appropriate legend, in such form as the Company shall determine, giving notice of the foregoing restrictions shall appear conspicuously on all certificates evidencing the Shares issued upon the exercise of the Option. The Company may, in its sole discretion, place a "Blue Sky" legend on the certificates in accordance with U.S. state securities laws or as required by applicable securities laws.


     The Optionee (or his transferee, as the case may be) also acknowledges and agrees that, in connection with any public offering of the Company's stock, upon request of the Company or the underwriters managing any underwritten public offering of the Company's stock and making such request with the approval of the Company's Board of Directors, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of his Shares without the prior written consent of the Company or such underwriters, as the case may be, from the effective date of such registration for so long as the Company or the underwriters may specify, but in any event not to exceed 180 days.

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8.     NO  RIGHT  TO  CONTINUED  STATUS  AS  CONSULTANT.

     Nothing in this Agreement shall be interpreted or construed to confer upon the Optionee any right with respect to continuance as a Consultant for the Company or any Parent or Subsidiary, nor shall this Agreement interfere in any way with the right of the Company or a Parent or Subsidiary to terminate the Optionee's status as a Consultant at any time.

9.     ADJUSTMENTS  UPON  CERTAIN  EVENTS.

9.1.     Adjustments  Upon  Changes  in Capitalization.  Subject to any required
         ---------------------------------------------
action by the shareholders of the Company, the event of a change in capitalization, such as a stock split or other subdivision or consolidation of Shares or the payment of any stock dividend consisting of Shares or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company, the Company shall make appropriate and proportionate adjustments to the number and class of Shares subject to the Option and the purchase price for such Shares or other stock or securities; provided, however, that conversion of the Option will not be deemed to have been "effected without receipt of consideration". Any adjustments as a result of a change in the Company's capitalization will be made by the Board of Directors, whose determination in that respect is final, binding and conclusive. Except as otherwise expressly provided in this Section 9.1, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number of Shares or the exercise price of the Shares subject to the Option, and no adjustments in the Option shall be made by reason thereof. The grant of this Option does not in any way affect the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure.

9.2.     Liquidation  or  Dissolution.  In  the  event  of  a  liquidation  or
         ----------------------------
dissolution, any unexercised options will terminate. The Board of Directors may, in its discretion, provide that the Optionee (or his transferee, as the case may be) will have the right to exercise the Optionee's Option as to all of the optioned stock prior to the consummation of the liquidation or dissolution.

9.3.     Change  of  Control,  Merger, Sale of Assets, Etc.  In the event of the
         -------------------------------------------------
sale or other transfer of the outstanding shares of stock of the Company in one transaction or a series of related transactions or a merger or reorganization of the Company with or into any other corporation, where immediately following the transaction, those persons who were shareholders of the Company immediately before the transaction control less than 50% of the voting power of the surviving organization (a "change of control event") or in the event of a proposed sale of substantially all of the assets of the Company (collectively, "sale transaction"), the Option shall be assumed or replaced with a substitute equivalent option.

Stock Option Agreement, Isaac Yeffet - Page 5

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10.     WITHHOLDINGS  OF  TAXES.

     The Company shall have the right to deduct from any distribution of cash to the Optionee (or his transferee, as the case may be) an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholdings Taxes") with respect to the Option. If the Optionee (or his transferee, as the case may be) is entitled to receive Shares upon exercise of the Option, the Optionee (or his transferee, as the case may be) shall pay the Withholdings Taxes (if any) to the Company in cash prior to the issuance of such Shares. In satisfaction of the Withholdings Taxes, the Optionee (or his transferee, as the case may be) may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Company, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option, having an aggregate Fair Market Value equal to the Withholdings Taxes, provided that, if the Optionee may be subject to liability under Section 16(b) of the Exchange Act, the election must comply with the requirements applicable to Share transactions by such Optionees.

11.     MODIFICATION  OF  AGREEMENT.

     This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, only by a written instrument executed by the parties hereto.

12.     SEVERABILITY.

     Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holdings and shall continue in full force in accordance with their terms.

13.     GOVERNING  LAW.

     The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California without giving effect to the conflicts of laws principles thereof.

14.     SUCCESSORS  IN  INTEREST.

     This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, reorganization, purchase of stock or assets, or otherwise, all or substantially all of the Company's assets and business. This Agreement shall inure to the benefit of the Optionee's transferees, heirs and legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's transferees, heirs, executors, administrators and successors.

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15.     RESOLUTION  OF  DISPUTES.

     Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Board of Directors of the Company;
provided, however, that any component of such a determination based on the interpretation, construction or application of the Consulting Agreement must be established as provided by the Consulting Agreement. Any determination made hereunder shall be final, binding and conclusive on the Optionee and the Company for all purposes.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.


HIENERGY TECHNOLOGIES, INC.


By:   /s/ Barry Alter
      _________________

Name:     Barry Alter
      _________________

Title: CEO and President
      ________________


     By signing below, Optionee hereby accepts the Option subject to all its terms and provisions.


OPTIONEE


Signature:  /s/ Isaac Yeffet
            ________________

Print Name:  Isaac Yeffet
            ________________




                               [EXHIBIT  FOLLOWS]

Stock Option Agreement, Isaac Yeffet - Page 7


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                                    EXHIBIT A

                              OPTION EXERCISE FORM
                              --------------------

To:  HiEnergy Technologies, Inc.

(1) The undersigned hereby elects to purchase the number of shares of the common stock of HiEnergy Technologies, Inc. (the "Company") set forth below, pursuant to the terms of the Stock Option Agreement dated __________________, 2002, tendering simultaneous full payment of the Total Option Exercise Price for such shares.



Number of Shares:                          ________________ Shares

Option Exercise Price Per Share:           x  $____________ per Share

Total Option Exercise Price:               =   $____________


(2) In exercising this Option, the undersigned hereby confirms and acknowledges that:

          a) the shares of Common Stock to be issued upon exercise are being acquired solely for the account of the undersigned and not as a nominee for any other party; and

          b) the shares of Common Stock to be issued upon exercise are not acquired with a view toward distribution; and

          c) the undersigned is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended, and as provided in the Subscription Agreement; and

          d) the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except pursuant to an effective registration, or an exemption therefrom, under the Securities Act of 1933, as amended, together with a similar exemption under the securities laws of all applicable jurisdictions; and

          e) the undersigned otherwise reaffirms all representations, warranties, and indemnifications contained in the Stock Option Agreement and Subscription Agreement, including, but not limited to, those contained in Section 7 of the Stock Option Agreement; and


Option Exercise Form - Page 1
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          f)  the  undersigned has reviewed all of Company's public filings with the  Securities  and  Exchange  Commission;  and

          g) the undersigned consents to delay the exercise of the Option until, in the Company's judgment, the Company has disclosed any additional matters that need to be disclosed to the undersigned, beyond those contained in the public filings with the Securities and Exchange Commission.

(3) Subject to Section (2), please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned as instructed.

(4)     Please  issue  a  new Option for the unexercised portion of the attached
Option  in  the  name  of  the  undersigned.



This _____ day of __________________, _____:


______________________________________
Signature


______________________________________
Print Name of Signatory


______________________________________
Name of Entity (if applicable)


Send  or  deliver  this  Form  with  an  original  signature  to:

HiEnergy Technologies, Inc.
Attn:  President
10 Mauchly Drive
Irvine, CA  92618
USA

Option Exercise Form - Page 2

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